UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2008

R.H. DONNELLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation) 1001 Winstead Drive Cary, NC (Address of principal executive offices)	1-07155 (Commission File Number) Registrant’s telephone number, including area code: (919) 297-1600	13-2740040 (IRS Employer Identification No.) 27513 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 23, 2008, R.H. Donnelley Corporation and its direct and indirectly wholly-owned subsidiaries (the “Company”) issued a press release containing certain financial results of the Company for the three and nine month periods ended September 30, 2008. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

None of the contents of this Form 8-K are incorporated by reference into any registration statement or report of the Company.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed with this report:

Exhibit No.	Exhibit Description
99.1	Press Release issued October 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R.H. DONNELLEY CORPORATION

/s/ Mark W. Hianik
Mark W. Hianik
Senior Vice President, General Counsel
& Corporate Secretary
Date: October 23, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release issued October 23, 2008.